ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
March 31, 2016

                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 109%

Convertible Preferred Stock - 12%
United States - 12%


Affiliated Managers Group,Inc. 5.150%        23,160     1,317,225
   Due 10-15-37
Bunge Limited 4.875%			     20,775     1,774,964
Chesapeake Energy 5.750% (144A) (b)             250        44,592
Cowen Group, Inc. 5.625% (144A) (b)             940       695,013
Emmis Communications Corporation 6.250%      20,980        34,160
Energy XXI (Bermuda) Ltd. 5.625%              4,585        29,926
Iridium Communications 6.750%                 1,925       566,551
KeyCorporation 7.750% (d)                     8,470     1,104,488
New York Community Bancorp Trust 3.000%       1,090        54,843
   Due 11-01-51
Schulman, Inc. 6.000%                           400       297,200

Total Convertible Preferred Stock (cost $7,625,384)     5,918,961

Convertible Bonds - 81%

Argentina-1%
 MercadoLibre, Inc. 2.250%
  Due 07-01-19                              240,000       271,500

Canada-1%
B2Gold Corporation 3.250%
  Due 10-01-18                              735,000       620,156

Germany-7%
Siemens AG (Reg S)                        3,000,000     3,285,000
  1.650% Due 08-16-19 (e)

Israel-4%
Teva Pharm (Series C) 0.250%              1,550,000     2,009,265
   Due 02-01-26 (d)

Mexico-1%
Cemex S.A. 3.750%                            500,000      522,813
   Due 03-15-18

Norway-1%
Golden Ocean Group Limited (Reg S)           800,000     440,000
  3.070% Due 01-30-19 (e)


United States - 66%
Aceto Corporation (144A) 2.000%              440,000      420,750
   Due 11-01-20 (b)
Aegerion Pharmaceuticals 2.000%              850,000      437,750
   Due 08-15-19
Air Lease Corporation 3.875%                 100,000      133,750
   Due 12-01-18
Alcoa, Inc. 1.625%                           140,000      147,000
   Due 10-15-19
Alon USA Energy, Inc. 3.000%                 562,000      551,463
   Due 09-15-18
Altra Holdings, Inc.                         240,000      272,850
   2.750% Due 03-01-31
Amyris, Inc. 6.500%                          730,000      490,013
   Due 05-15-19
Ashland, Inc. 6.500% 		           2,260,000    1,943,600
   Due 06-30-29
Carriage Services (144A) 2.750%              690,000      764,606
   Due 03-15-21 (b)
Ciena Corporation 3.750%                     100,000      118,625
   Due 10-15-18
Cinedigm Corporation (144A)                  570,000      228,000
   5.500% Due 04-15-35 (b)
Colony Financial, Inc. 3.875%              1,000,000      896,700
   Due 01-15-21 (d)
Corenergy Infrastructure Trust             1,000,000      781,250
   7.000% Due 06-15-20
Cowen Group, Inc. (144A)                     380,000      354,825
   3.000% Due 03-15-19 (b)
Dycom Industries, Inc. (144A) 0.750%         750,000      738,750
   Due 09-15-21 (b)(d)
Endologix, Inc. (144A) 3.250%                500,000      479,063
   Due 11-01-20 (b)
EnerNOC, Inc. (144A) 2.250%                1,825,000    1,314,000
   Due 08-15-19 (b)(d)
Greenbrier Companies 3.500%                  870,000      927,638
   Due 04-01-18
Harmonic, Inc. (144A) 4.000%               1,100,000      884,125
   Due 12-01-20 (b)
Healthsouth Corporation 2.000%                20,000       22,250
   Due 12-01-43
Iconix Brand Group, Inc.                     700,000      490,000
   1.500% Due 03-15-18
Intel Corporation 3.250%                   1,400,000    2,227,820
   Due 08-01-39 (d)
Ionis Pharmaceutical, Inc. 1.000%            250,000      228,438
   Due 11-15-21
Johnson & Johnson                            700,000    1,043,368
   0.000% Due 07-28-20 (c)(d)
Kaman Corporation (144A) 3.250%              505,000      669,125
   Due 11-15-17 (b)
KEYW Holding Corporation 2.500%            1,820,000    1,383,200
   Due 07-15-19 (d)
Laboratory Corporation of America Holdings   700,000    1,098,160
   0.000% Due 09-11-21 (c)(d)
LAM Research Corporation-B 1.250%            125,000      184,375
   Due 05-15-18
Micron Technology, Inc. 1.625%               450,000      529,875
   Due 02-15-33
Molina Healthcare, Inc. 1.625%               370,000      466,681
   Due 08-15-44
NRG Yield, Inc.                               35,000       33,031
  3.500% Due 02-01-19
NRG Yield, Inc. (144A)                       580,000      506,050
  3.250% Due 06-01-20 (b)
PDL BioPharma, Inc. 4.000%                   680,000      616,250
   Due 02-01-18
Pernix Therapeutics Holdings (144A)          530,000      209,681
   4.250% Due 04-01-21 (b)
Portfolio Recovery Associates, Inc. 3.000%   900,000      717,750
   Due 08-01-20
Priceline.com 1.000%                       1,130,000    1,617,284
   Due 03-15-18 (d)
Prospect Capital Corporation 4.750%          650,000      572,813
   Due 04-15-20
Salesforce.com, inc. 0.250%                  850,000    1,052,895
   Due 04-01-18
Solazyme, Inc. 6.000%                        180,000       94,050
   Due 02-01-18
Solazyme, Inc. 5.000%                        690,000      332,097
   Due 10-01-19
Spectranetics Corporation 2.625%             615,000      488,156
   Due 06-01-34
Stillwater Mining Company                  1,130,000    1,216,163
   1.750% Due 10-15-32 (d)
SunEdison, Inc. 2.000%                       570,000       24,938
   Due 10-01-18
TiVo, Inc.                                 1,600,000    1,500,800
   2.000% Due 10-01-21
Trinity Industries, Inc. 3.875%              920,000      980,996
   Due 06-01-36
Trulia, Inc. 2.750%                          250,000      290,000
   Due 12-15-20
Unisys (144A) 5.500%                         370,000      370,694
   Due 03-01-21 (b)
Vishay Intertechnology, Inc. 2.250%           25,000       19,406
   Due 05-15-41
Workday, Inc. 0.750%                         300,000      339,750
   Due 07-15-18
Zaza Energy Corporation                    1,390,000            0
  9.000% Due 08-01-17 (a)

        Total United States                            31,210,851

Total Convertible Bonds (cost $42,615,077)             38,359,584


Corporate Bonds - 3%
Georgia - 3%
MIG,LLC Senior Secured Notes 17.5000%,     5,158,766    1,547,630
    Due 12-31-16 (a)

Total Corporate Bonds (cost $4,303,511)                 1,547,630

Common Stock - 7%
Bahamas - 1%
Vedanta Resources                            162,493      401,125

China-0%
Emerald Plantation Holdings (c)              180,362       21,643

United States - 6%
Bank of America (c)                            3,950       53,404
Cumulus Media, Inc. (c)                    1,638,078      760,560
Emmis Communication (c)                      406,177      236,192
ProShares Ultra VIX Short-Term Futures (c)    23,000      444,590
Radio One, Inc. (class D) (c)                379,365      538,698
School Specialty, Inc. (c)                     6,777      651,473


      Total United States                               2,684,917

      Total Common Stock (cost $7,045,701)              3,107,686


WARRANTS - 3%
Georgia-0%
MIG, LLC, expire 12-31-16 (c)                 1,076             0

United States - 4%
Bank of America,
   expire 01-16-19 (c)                       15,750        61,267
General Motors Corporation-
   Class B, expire 01-10-19 (c)              80,600     1,100,996
JP Morgan Chase & Company,
   expire 10-28-18 (c)                       18,500       327,450
Kinder Morgan Energy Partners,
   expire 05-25-17 (c)                      920,000        33,580

      Total United States                               1,523,293

      Total Warrants(cost $3,771,514)                   1,523,293

Term Loan-3%
United States-3%
School Specialty, Inc. term loan          1,310,691    1,251,710
   9.500% Due 06-11-19

     Total Term Loan (cost $1,281,691)                 1,251,710

Escrow-0%
China-0%
Sino Forest Corpotation escrow (c)        1,180,000         2,242

     Total Escrow (cost $8,867)                             2,242

TOTAL INVESTMENTS (cost $66,651,745)                   51,711,106


INVESTMENT SECURITIES SOLD SHORT -(1%)
Short Stock - (1%)
United States- (1%)
Iconix Brand Group, Inc                    (9,100)     $ (73,255)
Workday, Inc.                              (1,980)      (152,143)

Total Short Stock (proceeds $189,848)                   (225,398)

TOTAL INVESTMENT SECURITIES SOLD SHORT                  (225,398)
      (proceeds $189,848)


(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.
(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.

    Percentages are based upon the fair value as a percent of net assets as of March 31, 2016.

See notes to financial statements.             (concluded)


FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board ("FASB") Accounting
Standards  Codification Topic 820, Fair Value Measurements
("Topic 820"), defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments as of March 31, 2016:

                            Level1      Level2      Level3      Total
Convertible Preferred
   Stock                $1,104,488  $4,814,473          $0   $5,918,961
Convertible Bonds                0  38,359,584           0   38,359,584
Corporate Bonds                  0           0   1,547,630    1,547,630
Common Stock             2,033,445     673,116     401,125    3,107,686
Warrants                 1,523,293           0           0    1,523,293
Term Loan                        0           0   1,251,710    1,251,710
Escrow                           0           0       2,242        2,242


Total Investments       $4,661,226 $43,847,173 $3,202,707  $51,711,106

The following table summarizes the Fund's common stock industry concentrations as of March 31, 2016:

                        Level1        Level2       Level3     Total

Broadcasting & Cable $1,535,451            0            0   $1,535,451
Communications                 0            0            0            0
Equipment
Diversified Metals            0            0      401,125      401,125
 & Mining
Diversified Financials  497,994            0            0      497,994
Paper & Forest                0       21,643            0       21,643
 Products
Precious Metals               0            0            0            0
Real Estate                   0            0            0            0
Retail-Specialty              0      651,473            0      651,473

Total Common Stock  $2,033,445      $673,116     $401,125   $3,107,686

The following table summarizes the inputs used to value the Fund's securities sold short as of March 31, 2016:

                          Level1        Level2       Level3     Total
Common Stock
Software-Applications
& Systems              $152,143            0            0     $152,143

Textile & Apparels       73,255            0            0       73,255

Total Investment       $225,398           $0           $0     $225,398
Securities Sold Short


The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                  Corporate       Common
                                   Bonds          Stock
Balance as of December 31, 2015  $1,547,630     $329,438
Realized gain                             0            0
Net change in appreciation                0       71,687
   (depreciation)
Purchases                                 0            0
Sales/return of capital                   0            0
Transfers into Level 3                    0            0
Transfers out of Level 3                  0            0

Balance as of March 31, 2016      $1,547,630    $401,125


                                     Term
                                    Loans         Escrow
Balance as of December 31, 2015  $1,282,534      $ 2,242
Realized gain                             0            0
Net change in appreciation          (12,464)           0
   (depreciation)
Purchases                                 0            0
Sales/return of capital             (18,360)           0
Transfers into Level 3                    0            0
Transfers out of Level 3                  0            0

Balance as of March 31, 2016    $1,251,710       $ 2,242


For the period ended March 31, 2016, the net change in appreciation (depreciation) included in net assets related to Level 3 investments still held at the reporting date are as follows:


  Corporate    Common        Term
   Bonds       Stock        Loans      Escrow
     $0       $71,687      $(12,464)    $ 0


The Fund's policy is to recognize transfers between Levels at the end of the reporting period. For the period ended March 31, 2016, there were no transfers between Levels 1, 2 or 3.

FASB Accounting Standards Update ("ASU") 2011-04 requires the following disclosures about fair value measurements of assets and liabilities classified as Level 3 within the fair value hierarchy: the valuation process used by the reporting entity and quantitative information about the unobservable inputs used in a fair value measurement.

The following table presents the quantitative information about the significant unobservable inputs and valuation techniques utilized to determine the fair value of the Fund's Level 3 investments as of March 31, 2016. The table includes Level 3 investments with values derived from third parties. Such investments are primarily based on broker/dealer quotes for which there is a lack of transparency as to inputs used to develop the valuations. The quantitative detail of these unobservable inputs is neither provided nor reasonably available to the Fund.


		  Fair Value at  Valuation     Unobservable   Amount/
Description      March 31, 2016  Technique     Inputs         Range


Convertible Bonds       $    0   Discount to   Impact of
                                 asset         Industry sector
                                 valuation     market decline
                                 analysis      and liquidity
                                               discount         100%
Corporate Bonds     $1,547,630    Broker quote
Common Stock          $401,125    Discount to  Liquidity         50%
                                  comparable   Discount
                                  securities

Term Loan          $1,251,710     Broker quote
Escrow             $    2,242     Broker quote


The significant unobservable input used in the fair value measurement of the Fund's Level 3 common stock is a discount for lack of liquidity.
A significant and reasonable increase or decrease in the liquidity discount would result in a significant decrease or increase in the fair value measurement.

The valuation of the Funds' investments is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities.

Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment Advisor with the oversight of the Board of Directors pursuant to Board of Directors' approved procedures. In such cases, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models and conversion value.


DERIVATIVES AND HEDGING

The Fund follows the provisions of FASB ASC topic 815, Derivatives and Hedging ("Topic 815"), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivative agreements.

As of and for the three months ended March 31, 2016, the Fund held warrants which are considered derivative instruments under Topic 815. Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restructuring or exchange transaction. Equity price is the primary risk exposure of warrants. For the three months ended March 31, 2016, net realized loss on 20,430 warrants was $58,059 and net change in unrealized depreciation on 1,056,356 warrants was $356,302.
As of March 31, 2016, the Fund held 1,035,926 warrants with fair value of $1,523,293 which is included in investments on the schedule of investments.

During the three months ended March 31, 2016, the fund held call options which are considered derivative instruments under Topic 815. Call options are an agreement that gives the Fund the right (but not the obligation) to buy a common stock, bond, commodity or other instrument at a specified price within a specified time period. Equity price is the primary risk exposure of call options. For the three months ended March 31,2016 net realized loss on 400 call options was $168,360 and net change in unrealized appreciation on 400 call options was $58,960.
As of March 31, 2016, the fund did not hold any call options.

FASB ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"), requires entities to disclose both gross and net information for recognized derivative instruments and financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01"), clarifies that the scope of ASU
2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. As of and for the three months ended
March 31, 2016, the Fund did not hold any derivative instruments that would require disclosure under ASU 2013-01.


INCOME TAXES


FASB ASC Topic 740, Income Taxes ("Topic 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2012-2015 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.


The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Book to tax differences are primarily attributable to tax rules regarding contingent payment debt instruments and market discount bonds. To the extent these book to tax differences are permanent in nature, such amounts are reclassified among paid-in surplus, accumulated undistributed net realized gain
(loss) on investments and accumulated net investment income (loss).

At December 31, 2015, the Fund had undistributed ordinary income in the amount of $17,958 and no undistributed short term capital gains or undistributed long term capital gains for federal income tax purposes.

At March 31, 2016, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments on Statement of Assets
  and Liabilities                                $66,461,897

  Amortization and accretion cost adjustments
  not included in tax cost basis                    (176,166)

  Contingent payment debt instrument cost
  adjustments for tax purposes                       614,597

  Market discount bond cost adjustments
  for tax purposes                                   286,397

  Cost of investments for tax purposes           $67,186,725

  Gross tax unrealized appreciation                2,158,639
  Gross tax unrealized depreciation              (17,859,656)

  Net tax unrealized depreciation on investments $(15,701,017)